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                                                                    EXHIBIT 10.8



                             SIMONDS INDUSTRIES INC.
                              AMENDED AND RESTATED
                            1998 STOCK INCENTIVE PLAN



          1. NAME AND PURPOSE. This Plan shall be known as the Amended and Restated Simonds Industries Inc. 1998 Stock Incentive Plan (the "Plan"). This Plan amends and restates in its entirety the Simonds Industries Inc. 1998 Stock Incentive Plan dated July 7, 1998. The purpose of the Plan is to advance the interests of Simonds Industries Inc. (the "Company") by providing material incentive for the continued services of key and valuable employees and directors of the Company and its affiliates. Awards under the Plan may be granted in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended or non-qualified stock options.

          2. DEFINITIONS. When used herein, the following terms shall have the meanings provided below:

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall have the meaning given such term in the Stockholder Agreement.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean the Compensation Committee of the Board.

          "Common Shares" shall mean shares of the Company's common stock, $.01 par value, or such other securities of the Company as may be designated by the Committee from time to time.

          "Company" shall mean Simonds Industries Inc., a Delaware corporation.

          "Disability" shall have the meaning given such term in Section 22(e)(3) of the Code.

          "Eligible Employee" shall mean an employee of the Company or of any affiliate, or any non-employee who provides services to the Company or any affiliate.

          "Fair Market Value" of the Common Shares shall mean the market value as determined by the Committee in its sole discretion, unless the Common Shares are traded on a national exchange, in which case fair market value for any given day shall mean the average of the high and low prices of the Common Shares reported by such applicable exchange on the next preceding trading day.

          "Grant Date" shall mean the date any Option is granted and becomes effective.



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          "Incentive Stock Option" shall mean the right to purchase Common
Shares from the Company that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Initial Public Offering" shall mean an initial public offering of any class of stock of the Company.

          "Liquidity Event" shall mean Approved Sale as defined in Section 5 of the Stockholder Agreement.

          "Management Options" shall mean options with respect to 4,393.75 Common Shares reserved for issuance hereunder awarded to management employees as provided herein.

          "Non-Qualified Stock Option" shall mean a right to purchase Common Shares from the Company that is not intended to be an Incentive Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option issued pursuant to the Plan.

          "Optionee" shall mean an Eligible Employee who has received an Option under the Plan.

          "Plan" shall mean this Simonds Industries Inc. 1998 Amended and Restated Stock Incentive Plan.

          "Stockholder Agreement" shall mean that certain stockholder agreement by and among the Company and all of its stockholders dated July 7, 1998, as amended from time to time.

          3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such actions in connection therewith or in relation to the Plan as it deems necessary or advisable, consistent with the Plan.

          4. ELIGIBILITY. Options may be granted to Eligible Employees as determined by the Committee in its sole discretion, subject to the recommendations of the Chief Executive Officer of the Company as provided in Paragraph 6 hereof.

          5. SHARES SUBJECT TO THE PLAN.

          (a) The Common Shares to be issued and delivered by the Company upon exercise of Options granted under the Plan may be either authorized but unissued shares or treasury shares.

          (b) The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 9,361.07 Common Shares; subject, however, to the adjustment provided in Paragraph 9(b) in the event of certain changes in the Company's capital structure.



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As of the date hereof, options with respect to 573.58 Common Shares have been awarded. No Option may be granted under this Plan which could cause such maximum limit to be exceeded.

          (c) Common Shares covered by an Option which is terminated, no longer exercisable or is otherwise forfeited with respect to such shares shall again be available for issuance under this Plan.

          6. GRANT OF OPTIONS. The Committee may, from time to time, in its sole discretion, grant Options to Eligible Employees, subject to the terms and conditions provided herein. Notwithstanding the foregoing, no later than October 7, 1998, the Committee shall grant the Management Options to management employees in each amounts as determined by the Committee, subject to the recommendations of the Chief Executive Officer of the Company.

          7. TERMS AND CONDITIONS OF OPTION. Except as otherwise provided by the Committee in its discretion, all Options granted under the Plan shall be subject to the foregoing and following limitations and requirements:

          (a) OPTION PRICE: The purchase price per share for Common Shares covered by Options shall be determined by the Committee. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the purchase price shall not be less than 100% of the Fair Market Value on the Grant Date (110% in the case of a 10% stockholder).

          (b) TERM OF OPTIONS. Subject to Paragraph 7(f) below, the period of each Option shall be ten (10) years, unless in the case of any Non-Qualified Option such term is extended by the Committee in its discretion.

          (c) 10% STOCKHOLDER: Notwithstanding any other provision of this Plan, the purchase price per share of an Incentive Stock Option granted to an Eligible Employee who, at the time such Option is granted, owns shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or its affiliates shall be at least 110% of the Fair Market Value of the Common Shares subject to the Option as of the date of grant. In addition, any such Incentive Stock Option may not be exercised after the expiration of five years from the date the Option is granted.

          (d) VESTING OF OPTIONS.

          (i) Unless otherwise decided by the Committee, Options shall become exercisable in three equal installments as follows: one-third on the Grant Date, one-third on the first anniversary of the Grant Date, and one-third on the second anniversary of the Grant Date. Unless the Committee decides otherwise, an Optionee whose employment with the Company and/or its Affiliates terminates for any reason prior to vesting will forfeit all unvested Options.

          (ii) Unless otherwise decided by the Committee, in the event of death or Disability of the Optionee, or the occurrence of a Liquidity Event while the Optionee is still employed by the Company and its affiliates, Options shall become immediately exercisable in full.



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          (e) GRANT LIMITATION: The aggregate fair market value of Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Employee during any calendar year (determined at the time the Incentive Stock Option is granted) shall not exceed $100,000.

          (f) TERMINATION OF OPTIONS BY REASON OF TERMINATION OF EMPLOYMENT:
Unless the Committee decides otherwise, if an Optionee's employment with the Company and/or its affiliates is terminated by the Company for reasons other than Cause, all unvested Options shall immediately terminate, and any remaining Options shall terminate if not exercised before the expiration of 30 days following such termination of employment, or such earlier time as may be applicable under Paragraph 7(b) above. If an Optionee's employment with the Company and/or its affiliates is terminated by reason of death or Disability, all unvested Options shall become immediately vested, and all Options shall terminate if not exercised before the expiration of 60 days following the date of death or termination by reason of Disability, or at such earlier time as may be applicable under Paragraph 7(b) above. If the Optionee's employment is terminated for Cause as determined by the Committee in its sole discretion, or if the Optionee voluntarily terminates employment, all of the Optionee's Options, including vested Options, shall immediately terminate.

          (g) NON-TRANSFERABILITY: Each Option and all rights thereunder shall be exercisable during the Optionee's lifetime only by him and shall be non-assignable and non-transferable by the Optionee except, in the event of the Optionee's death, by will or by the laws of descent and distribution; provided, however, that in the case of a Non-Qualified Option, such Option may be gifted to a family member or a trust or partnership for the benefit of a family member. For purposes of this paragraph, "family member" means a spouse, parent, child, grandchild, step-child or step-grandchild. In the event the death of an Optionee occurs, the representative or representatives of the Optionee's estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise the Options may exercise such Options in whole or in part prior to the expiration of the applicable exercise period, as specified in Paragraphs 7(b) and 7(f) above.

          (h) MORE THAN ONE OPTION GRANTED TO AN OPTIONEE: More than one Option may be granted to an Optionee under this Plan and both Non-Qualified Options and Incentive Stock Options may be granted to an Optionee.

          (i) COMPLIANCE WITH SECURITIES LAWS: Options granted and shares issued by the Company upon exercise of Options shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Committee may impose such conditions on transfer, restrictions and limitations as it may deem necessary and appropriate to assure compliance with such applicable securities laws.

          (j) MODIFICATION OR CANCELLATION OF OPTION: The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee or Optionees, the modification of the terms of any Option agreement (subject to the limitations hereof),



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including the acceleration of the exercisability of any Option for any reason including a change in the control or ownership of the Company, a Liquidity Event, or the cancellation of any or all outstanding Options granted under this Plan.

          (k) DISPOSITION OF SHARES: No Option granted under this Plan shall qualify as an Incentive Stock Option if the Common Shares acquired pursuant to the exercise of the Option are transferred, other than by will or by the laws of descent and distribution, within two years of the date such Option was granted or within one year after the transfer of Common Shares to the employee pursuant to such exercise.

          8. METHOD OF EXERCISE. An Option granted under this Plan may be exercised by written notice to the Committee, signed by the Optionee, or by such other person as is entitled to exercise such Option. The notice of exercise shall state the number of Common Shares in respect of which the Option is being exercised, and shall either be accompanied by the payment of the full purchase price for such shares, or shall fix a date (not more than ten business days from the date of such notice) for the payment of the full purchase price of the shares being purchased. The purchase price shall be paid in cash (including personal check). In addition, as a condition of exercise, the Optionee or such other person who may be entitled to exercise an Option shall enter into the Stockholder Agreement or any other applicable stockholder agreement then existing between the Company and its stockholders. A certificate or certificates for the Common Shares of the Company purchased through the exercise of an Option shall be issued in regular course after the exercise of the Option and payment therefore, and the execution of any applicable stockholders agreement. During the Option period no person entitled to exercise any Option granted under this Plan shall have any of the rights or privileges of a stockholder with respect to any Common Shares issuable upon exercise of such Option until certificates representing such Common Shares shall have been issued and delivered.

          9. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

          (a) The existence of outstanding Options shall not affect in any way the right or ability of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, common stock, preferred or prior preference stock ahead of or affecting the Common Shares or the rights hereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or substantially all of the outstanding stock of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (b) If the Company shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend, or other increase or reduction of the number of Common Shares outstanding, without receiving compensation therefor in money, services or property, then the number, class, and per share price of the Common Shares covered by Options shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash



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consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment.

          (c) Upon the occurrence of a Liquidity Event, all outstanding Options shall become immediately exercisable as provided in Paragraph 7(d)(ii). Unless the Committee determines otherwise, all outstanding Options shall expire as of the effective date of such Liquidity Event, provided that (x) notice of such Liquidity Event shall be given to such Optionee at least 30 days prior to the effective date thereof, and (y) an Optionee shall have the right to exercise the Options, after giving effect to the acceleration of vesting described in Paragraph 7(d)(ii) hereof, during the 30-day period preceding the effective date of such Liquidity Event, and participate in such Liquidity Event on the same terms and conditions as other holders of Common Shares as provided in Section
5.1 of the Stockholder Agreement.

          (d) In the event of any Initial Public Offering of any class of common stock of the Company ("IPO Stock") during the term of any outstanding Option, then the number, class and per share price of Common Shares subject to any outstanding Option issued pursuant to this Plan shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of such Option, for the same aggregate cash consideration, shares of IPO Stock which, in the judgment of the Committee, are substantially equivalent in value to the Common Shares. Subsequent to the Initial Public Offering, all outstanding Options may be exercised to the extent vested in whole or in part prior to the expiration of the applicable exercise period as provided in Paragraphs 7(b) and 7(f) above.

          (e) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Common Shares then subject to outstanding Options.

          10. AMENDMENT OR TERMINATION. The Committee may terminate this Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that any amendment that would increase the aggregate number of Common Shares that may be issued under the Plan, materially increase the benefits accruing to employees under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company stockholders to the extent required by Code Section 422, other applicable laws or any other governing rules or regulations except that such increase or modification that may result from adjustments authorized by Paragraph 9 does not require such approval. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms, except as provided in Paragraph 9(c).

          11. COMPANY RESPONSIBILITY. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility



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or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity, or other conditions and circumstances of the purchase of Common Shares under the terms of the Plan, so long as the Company acts in good faith.

          12. TAX WITHHOLDING. Any grant of an Option hereunder shall provide as determined by the Committee for appropriate arrangements for the satisfaction by the Company and the Optionee of all federal, state, local or other income excise or employment taxes or tax withholding requirements applicable to the exercise of the Option or the later disposition of the Common Shares thereby acquired and all such additional taxes or amounts as determined by the Committee in its discretion, including, without limitation, the right of the Company or any Affiliate to receive transfers of Common Shares or other property from the Optionee or to deduct or withhold in the form of shares from any transfer to an Optionee, in such amount or amounts deemed required or appropriate by the Committee in its sole and absolute discretion.

          13. IMPLIED CONSENT. Every Optionee, by the acceptance of an Option under this Plan shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

          14. NO EFFECT ON EMPLOYMENT STATUS. The fact that an employee has been granted an Option under this Plan shall not limit or otherwise qualify the right of the Company to terminate such employee's employment at any time.

          15. DURATION AND TERMINATION OF THE PLAN. The Plan shall become effective as of the date hereof. No Incentive Stock Option shall be granted subsequent to the tenth anniversary of the date hereof, or subsequent to any earlier date as of which the Plan is terminated pursuant to Paragraph 10.

          16. DELAWARE LAW TO GOVERN. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Company has caused this Amended and Restated 1998 Stock Incentive Plan to be executed by its duly authorized officer as of this __ day of August, 1998.

                                         SIMONDS INDUSTRIES INC.



                                         By: _________________________________
                                            Title:____________________________






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